July 14, 2016 F I N A N C I A L R E S U L T S 2Q16

2Q16 Financial highlights

ROTCE[1]	Common equity Tier 1[2]	Net payout LTM[3]
13%	11.9%	56%

- 2Q16 net income of $6.2B and EPS of $1.55
  - Managed revenue of $25.2B[4]
  - Adjusted expense of $14.1B[5] and adjusted overhead ratio of 56%[5]
- Fortress balance sheet
  - Average core loans[6] up 16% YoY and 3% QoQ
  - Basel III Fully Phased-In CET1 capital of $179B[2], Advanced CET1 ratio of 11.9%[2] and Standardized CET1 ratio of 12.1%[2]
- Delivered strong capital return
  - $4.4B[7] returned to shareholders in 2Q16, including $2.6B of net repurchases
  - Common dividend of $0.48 per share, up 9% QoQ
  - Federal Reserve did not object to the Firm's capital plan including $10.6B of gross repurchases for 3Q16 through 2Q17

[1] See note 7 on slide 15
[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 8 on slide 15
[3] Last twelve months ("LTM"). Net of employee issuance
[4] See note 1 on slide 15
[5] See note 2 on slide 15
[6] See note 9 on slide 15
[7] Net of employee issuance

FINANCIAL RESULTS

1

JPMORGAN CHASE & CO.

$ O/(U) 2Q16 1Q16 2Q15 Net interest income $11.7 $ – $0.7 Noninterest revenue 13.6 1.2 – Managed revenue1 25.2 1.1 0.7 Expense 13.6 (0.2) (0.9) Credit costs 1.4 (0.4) 0.5 Reported net income $6.2 $0.7 ($0.1) Net income applicable to common stockholders $5.7 $0.7 ($0.1) Reported EPS $1.55 $0.20 $0.01 ROE2 10% 9% 11% ROTCE2,3 13 12 14 Overhead ratio – managed1,2 54 57 59 Memo: Adjusted expense 4 $14.1 $0.2 ($0.1) Memo: Adjusted overhead ratio 1,2,4 56% 58% 58% F I N A N C I A L R E S U L T S 2Q16 ROE O/H ratio CCB 20% 52% CIB 15% 55% CB 16% 40% AM 22% 71% Note: Totals may not sum due to rounding 1 See note 1 on slide 15 2 Actual numbers for all periods, not over/(under) 3 See note 7 on slide 15 4 See note 2 on slide 15 $B, excluding EPS 2Q16 Financial results1  Firm NII up $696mm YoY and relatively flat QoQ with NIM down 5 bps QoQ 2

Fortress balance sheet and returns[1]

$B, except per share data

	2Q16	1Q16	2Q15
Basel III Advanced Fully Phased-In[2]			
CET1	$179	$176	$169
CET1 ratio	11.9%	11.7%	11.0%
Tier 1 capital	$205	$202	$194
Tier 1 capital ratio	13.6%	13.4%	12.7%
Total capital	$226	$224	$215
Total capital ratio	15.0%	14.8%	14.0%
Risk-weighted assets	$1,508	$1,507	$1,532
Firm SLR[3]	6.6%	6.6%	6.0%
Bank SLR[3]	6.6	6.7	6.1
HQLA[4,5]	$516	$505	$532
Total assets (EOP)	$2,466	$2,424	$2,449
Tangible common equity (EOP)	$181	$179	$171
Tangible book value per share[6]	$50.21	$48.96	$46.13

2Q16 Basel III Standardized Fully Phased-In of 12.1%[2]

- Firm is compliant with U.S. LCR[5] and with proposed U.S. NSFR[7]
- Firmwide total credit reserves of $15.2B

[1] See notes on key performance measures on slide 15
[2] Estimated for all periods. Represents the capital rules the Firm will be subject to commencing January 1, 2019. See note 8 on slide 15
[3] Estimated for all periods. Represents the supplementary leverage rules the Firm will be subject to commencing January 1, 2018. See note 8 on slide 15
[4] High quality liquid assets ("HQLA") represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the U.S. rule ("U.S. LCR") for 2Q16, 1Q16 and 2Q15
[5] Estimated for 2Q16
[6] See note 7 on slide 15
[7] Estimated as of 1Q16 based upon the Firm's current understanding of the U.S. NSFR proposal issued on April 26, 2016

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm

	2Q16	$ O/(U) 1Q16	2Q15
Revenue	$11,451	$334	$436
Consumer & Business Banking	4,616	66	133
Mortgage Banking	1,921	45	88
Card, Commerce Solutions & Auto	4,914	223	215
Expense	6,004	(84)	(206)
Credit costs	1,201	151	499
Net charge-offs	1,026	(24)	(1)
Change in allowance	175	175	500
Net income	$2,656	$166	$123

Key drivers/statistics ($B)[2]

	2Q16	1Q16	2Q15
EOP Equity	$51.0	$51.0	$51.0
ROE	20%	19%	19%
Overhead ratio	52	55	56
Average loans	$454.4	$445.8	$408.1
Average deposits	583.1	562.3	529.4
CCB households (mm)	59.2	58.5	57.4
Active mobile customers (mm)	24.8	23.8	21.0
Debit & credit card sales volume	$204.6	$187.2	$191.0

- Average loans up 11% YoY and core loans up 23%
- Average deposits up 10% YoY
- CCB households up ~1.8mm since last year
- Active mobile customers of ~25mm, up 18% YoY

Financial performance

- Net income of $2.7B, up 5% YoY
- Revenue of $11.5B, up 4% YoY, driven by NII on higher volumes and the net impact of non-core items in Card Services
- Expense of $6.0B, down 3% YoY
  - Expense initiatives funding investments and growth; lower legal expense
- Credit costs of $1.2B, up $499mm YoY, reflecting a net reserve build compared with a release in the prior year

Key drivers/statistics ($B) – detail by business

	2Q16	1Q16	2Q15
Consumer & Business Banking			
Average Business Banking loans[3]	$21.7	$21.3	$20.4
Business Banking loan originations	2.2	1.7	1.9
Client investment assets (EOP)	224.7	220.0	221.5
Deposit margin	1.80%	1.86%	1.92%
Mortgage Banking			
Average loans	$231.4	$226.4	$197.2
Loan originations[4]	25.0	22.4	29.3
EOP total loans serviced	880.3	898.7	917.0
Net charge-off rate[5,6]	0.08%	0.13%	0.21%
Card, Commerce Solutions & Auto			
Card average loans	$128.4	$127.3	$124.5
Auto average loans and leased assets	74.1	70.9	63.2
Auto loan and lease originations	8.5	9.6	7.8
Card net charge-off rate	2.70%	2.62%	2.61%
Card Services net revenue rate	12.28	11.81	12.35
Card sales volume[7]	$136.0	$121.7	$125.7
Merchant processing volume	263.8	247.5	234.1

Net revenue rate adjusted[8]

2Q16	1Q16
11.55%	11.68%

[1] See note 1 on slide 15
For additional footnotes see slide 16

FINANCIAL RESULTS
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JPMorgan Chase & Co.

Corporate & Investment Bank[1]

$mm	2Q16	$ O/(U) 1Q16	$ O/(U) 2Q15
Corporate & Investment Bank revenue	$9,165	$1,030	$442
Investment banking revenue	1,492	261	(254)
Treasury Services	892	8	(9)
Lending	277	(25)	(25)
Total Banking	2,661	244	(288)
Fixed Income Markets	3,959	362	1,028
Equity Markets	1,600	24	24
Securities Services	907	26	(88)
Credit Adjustments & Other	38	374	(234)
Total Markets & Investor Services	6,504	786	730
Expense	5,078	270	(59)
Credit costs	235	(224)	185
Net income	$2,493	$514	$152
Key drivers/statistics ($B)[2]			
EOP equity	$64.0	$64.0	$62.0
ROE	15%	11%	14%
Overhead ratio	55	59	59
Comp/revenue	30	32	30
IB fees ($mm)	$1,636	$1,321	$1,825
Average loans	114.8	111.9	100.2
Average client deposits[3]	373.7	358.9	401.3
Assets under custody ($T)	20.5	20.3	20.5
ALL/EOP loans ex-conduits and trade[4,5]	2.23%	2.11%	1.73%
Net charge-off/(recovery) rate	0.32	0.17	(0.06)
Average VaR ($mm)	$44	$55	$43

[1] See note 1 on slide 15
[2] Actual numbers for all periods, not over/(under)
[3] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[4] ALL/EOP loans as reported was 1.48%, 1.37%, and 1.12% for 2Q16, 1Q16, and 2Q15, respectively
[5] See note 5 on slide 15

Financial performance

- Net income of $2.5B on revenue of $9.2B
- Banking revenue
  - IB revenue of $1.5B, down 15% YoY, largely driven by lower equity underwriting fees
    - Ranked #1 in Global IB fees for 2Q16
  - Treasury Services revenue of $892mm, down 1% YoY
  - Lending revenue of $277mm, down 8% YoY reflecting mark-to-market losses on hedges of accrual loans
- Markets & Investor Services revenue
  - Markets revenue of $5.6B, up 23% YoY
    - Fixed Income Markets up 35% YoY, driven by higher revenue in Rates, Currencies & Emerging Markets, Credit and Securitized Products
    - Equity Markets up 2% YoY
  - Securities Services revenue of $907mm, down 9% YoY
  - Credit Adjustments & Other gain of $38mm
- Expense of $5.1B, down 1% YoY
- Credit costs of $235mm driven by higher reserves in Oil & Gas

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	2Q16	$ O/(U) 1Q16	$ O/(U) 2Q15
Revenue	$1,817	$14	$78
Middle Market Banking[2]	698	(9)	19
Corporate Client Banking[2]	562	51	21
Commercial Term Lending	342	(19)	24
Real Estate Banking	144	4	27
Other	71	(13)	(13)
Expense	731	18	28
Credit costs	(25)	(329)	(207)
Net income	$696	$200	$171
Key drivers/statistics ($B)[3]			
EOP equity	$16.0	$16.0	$14.0
ROE	16%	11%	14%
Overhead ratio	40	40	40
Gross IB Revenue ($mm)	$595	$483	$589
Average loans	176.8	170.3	156.0
Average client deposits	170.7	173.1	197.0
Allowance for loan losses	3.0	3.1	2.7
Nonaccrual loans	1.3	1.3	0.4
Net charge-off/(recovery) rate[4]	0.14%	0.01%	(0.01)%
ALL/loans[4]	1.70	1.79	1.71

[1] See note 1 on slide 15
[2] Effective in the second quarter of 2016, certain clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue was revised to conform with the current period presentation
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[5] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes nonprofit clients, and Corporate Client Banking) and does not align with regulatory definitions
[6] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $696mm, up 33% YoY and 40% QoQ
- Revenue of $1.8B, up 4% YoY
  - Gross IB Revenue of $595mm, up 23% QoQ
- Expense of $731mm, up 4% YoY and 3% QoQ
- Credit costs benefit of $25mm
  - Net charge-off rate of 14 bps, driven by Oil & Gas related charge-offs
- Average loan balances of $177B, up 13% YoY and 4% QoQ
  - C&I[5] loans of $89B, up 9% YoY and 4% QoQ
  - CRE[6] loans of $88B, up 18% YoY and 4% QoQ
- Average client deposits of $171B, down 13% YoY largely on reduction of non-operating deposits

FINANCIAL RESULTS

6

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 2Q16 1Q16 2Q15 Revenue $2,939 ($33) ($236) Global Investment Management 1,424 (75) (246) Global Wealth Management 1,515 42 10 Expense 2,098 23 (308) Credit costs (8) (21) (8) Net income $521 ($66) $70 Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 22% 25% 19% Pretax margin 29 30 24 Assets under management (AUM) $1,693 $1,676 $1,781 Client assets 2,344 2,323 2,423 Average loans 111.7 110.5 107.3 Average deposits 151.2 150.6 152.6 $ O/(U) Asset Management1 1 See note 1 on slide 15 2 Actual numbers for all periods, not over/(under)  Net income of $521mm, up 16% YoY and down 11% QoQ  Revenue of $2.9B, down 7% YoY and down 1% QoQ  Expense of $2.1B, down 13% YoY and up 1% QoQ  AUM of $1.7T, down 5% YoY and up 1% QoQ  Client assets of $2.3T, down 3% YoY and up 1% QoQ  Net inflows of $3B into long-term products and $4B into liquidity products  Record average loan balances of $111.7B, up 4% YoY and up 1% QoQ  Average deposit balances of $151.2B, down 1% YoY and flat QoQ  Good investment performance  81% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years $mm Financial performance 7

F I N A N C I A L R E S U L T S 2Q16 1Q16 2Q15 Treasury and CIO ($199) ($88) ($87) Other Corporate 33 (46) (519) Net income ($166) ($134) ($606) $ O/(U) Corporate1 Treasury and CIO  Treasury and CIO net loss of $199mm, compared to net loss of $111mm in 1Q16 Other Corporate  Net income of $33mm, driven by a net legal benefit offset by tax items 1 See note 1 on slide 15 $mm Financial performance 8

Outlook

Firmwide

- Expect 2016 net interest income to be up ~$2B+ YoY
- Expect 2016 noninterest revenue to be ~$50B, market dependent
- Expect 2016 adjusted expense to be $56B+/-
- Expect 2016 net charge-offs to be ≤$4.75B, with the YoY increase driven by both loan growth and Oil & Gas

FINANCIAL RESULTS
9
JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 10 Appendix 10

Select leadership positions

Consumer & Community Banking

Consumer & Business Banking

- Deposit volume growing at nearly twice the industry growth rate[1]
- Largest active mobile customer base among major U.S. banks[2], up 18% YoY
- #1 in consumer retail banking nationally for the fourth consecutive year, according to TNS, and winner of three TNS Choice Awards in 2016

Mortgage Banking

- #1 jumbo mortgage originator[3]
- #2 mortgage originator and servicer[4]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[5]
- #1 U.S. co-brand credit card issuer[6]
- #1 wholly-owned merchant acquirer[7]

Corporate & Investment Bank

League table results – wallet share	1H16		FY2015	
	Rank	Share	Rank	Share
Based on fees[8]:				
Global Debt, Equity & Equity-related	**1**	**7.1 %**	**1**	**7.7 %**
U.S. Debt, Equity & Equity-related	1	11.7 %	1	11.7 %
Global Long-term Debt[9]	**1**	**7.0 %**	**1**	**8.3 %**
U.S. Long-term Debt	2	11.1 %	1	12.0 %
Global Equity & Equity-related[10]	**1**	**7.3 %**	**1**	**7.0 %**
U.S. Equity & Equity-related	1	13.0 %	1	11.2 %
Global M&A[11]	**2**	**9.9 %**	**2**	**8.4 %**
U.S. M&A	2	11.7 %	2	9.9 %
Global Loan Syndications	**2**	**7.3 %**	**1**	**7.5 %**
U.S. Loan Syndications	2	9.1 %	2	10.7 %
Global IB fees[8,12]	**1**	**8.0 %**	**1**	**7.9 %**

Commercial Banking

- #1 in customer satisfaction[13]
- #1 multifamily lender in the U.S.[14]
- Top 3 in overall middle market, large middle market and ABL bookrunner[15]

Asset Management

- #1 North America Private Bank[16]
- Asset Management Company of the Year, Asia[17]

For footnoted information see slide 17

APPENDIX

11

JPMORGAN CHASE & CO.

A P P E N D I X Consumer credit – Delinquency trends1 Note: Home equity and residential mortgage exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans 2 Residential mortgage includes prime (including option adjustable rate mortgages (“ARMs”)) and subprime loans 3 Excluding dealer commercial services and operating lease assets Residential mortgage delinquency trend ($mm)2 Home equity delinquency trend ($mm) Auto delinquency trend ($mm)3 Credit card delinquency trend ($mm) 12 $0 $500 $1,000 $1,500 $2,000 $2,500 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 30+ day delinquencies 30-89 day delinquencies $0 $500 $1,000 $1,500 $2,000 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 30+ day delinquencies 60-119 day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 30 – 149 day delinquencies 150+ day delinquencies

A P P E N D I X O/(U) 2Q16 1Q16 2Q15 2Q15 Mortgage Banking (NCI) Net charge-offs $38 $60 $81 ($43) NCO rate 0.08% 0.13% 0.21% (13) bps Allowance for loan losses $1,488 $1,588 $1,788 ($300) ALL/annualized NCOs2 979% 662% 552% ALL/nonaccrual loans retained 35% 35% 35% Card Services Net charge-offs $860 $830 $800 $60 NCO rate 2.70% 2.62% 2.61% 9 bps Allowance for loan losses $3,684 $3,434 $3,434 $250 ALL/annualized NCOs2 107% 103% 107% Mortgage Banking and Card Services – Coverage ratios1 Mortgage Banking and Card Services credit data ($mm) NCOs ($mm) 1 See note 6 on slide 15 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Mortgage Banking exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.05%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.35% 5 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% 2,081 1,385 1,224 1,169 1,080 952 901 877 808 697 599 534 452 293 206 168 177 112 81 113 104 81 41 59 60 38 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 789 800 759 774 830 860 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q102Q103Q104Q101Q112Q113Q114Q111Q122Q123Q124Q121Q132Q133Q134Q131Q142Q143Q144Q141Q152Q153Q154Q151Q162Q16 Mortgage Banking Card Services 3 4 5 6 7 13

A P P E N D I X 2Q16 1Q16 2Q15 Consumer, ex. credit card LLR/Total loans 0.93% 0.98% 1.20% LLR/NPLs 59 59 57 Credit Card LLR/Total loans 2.80% 2.73% 2.75% Wholesale LLR/Total loans 1.31% 1.32% 1.18% LLR/NPLs 234 218 457 Firmwide LLR/Total loans 1.40% 1.40% 1.45% LLR/NPLs (ex. credit card) 110 107 109 LLR/NPLs 161 153 161 Firmwide – Coverage ratios1  $14.2B of loan loss reserves at June 30, 2016, up $0.3B from $13.9B in the prior year. Other than energy, both wholesale and consumer credit quality remain stable.  Nonperforming loan loss coverage ratio (ex. credit card) of 110%1 1 See note 3 on slide 15 Comments JPM Credit Summary JPM Credit Summary $mm $mm 7,634 7,241 7,017 6,921 6,645 6,616 6,303 7,367 7,178 15,326 14,889 14,185 14,065 13,915 13,466 13,555 13,994 14,227 0.00% 1.00% 2.00% 3.00% 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 0% 100% 200% 300% 400% Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 14

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense (an expense/(benefit) of $(430) million, $(46) million and $291 million for the three months ended June 30, 2016, March 31, 2016 and June 30, 2015, respectively). The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed revenues. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 4. CCB provides certain non-GAAP financial measures, as such measures are used by management to facilitate a more meaningful comparison with prior periods. The adjusted net revenue rate excludes a gain on the sale of Visa Europe for the quarter ended June 30, 2016, and the mark-to-market adjustment on the Square investment for the quarters ended March 31, 2016 and June 30, 2016. 5. The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. 6. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Notes on key performance measures 7. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are considered key financial performance measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 8. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In capital rules, to which the Firm will be subject commencing January 1, 2019, are considered key regulatory capital measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Capital Management on pages 149-158 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2015, and pages 54-59 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. 9. Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. For further information on total loans and core loans, see pages 3, 12, 16, 19, 21 and 23 of the Earnings Release Financial Supplement. Notes 15

A P P E N D I X Additional Notes on slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Includes predominantly Business Banking loans as well as deposit overdrafts 4. Firmwide mortgage origination volume was $28.6B, $24.4B, and $31.7B, for 2Q16, 1Q16 and 2Q15, respectively 5. Excludes purchased credit-impaired (PCI) write-offs of $41mm, $47mm, and $55mm for 2Q16, 1Q16, and 2Q15, respectively. See note 3 on slide 15 6. Excludes the impact of PCI loans. See note 3 on slide 15 7. Excludes Commercial Card 8. The adjusted net revenue rate excludes a gain on the sale of Visa Europe for the quarter ended June 30, 2016, and the mark-to-market adjustment on the Square investment for the quarters ended March 31, 2016 and June 30, 2016. See note 4 on slide 15 Notes 16

A P P E N D I X Notes on slide 11 – Select leadership positions 1. Based on FDIC 2015 Summary of Deposits survey per SNL Financial – excludes branches with greater than $500mm of deposits or identified as non-retail 2. Based on disclosures by peers as of 1Q16 3. Based on Inside Mortgage Finance as of 1Q16 for Non-Agency Jumbo Mortgage Producer rankings 4. Based on Inside Mortgage Finance as of 1Q16 for Servicer and Originator rankings 5. Based on disclosures by peers and internal estimates as of 1Q16 6. Based on Phoenix Credit Card Monitor for 12-month period ending June 2016; based on card accounts, revolving balance dollars and spending dollars 7. Based on Nilson data as of 2015 8. Reflects ranking of revenue wallet and market share. Source: Wallet from Dealogic Media Manager Cortex as of July 1, 2016 9. Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”); and exclude money market, short-term debt and U.S. municipal securities 10. Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares 11. Global M&A reflects the removal of any withdrawn transactions. U.S. M&A revenue wallet represents wallet from client parents based in the U.S. 12. Global Investment Banking fees exclude money market, short-term debt and shelf deals 13. CFO Magazine’s Commercial Banking Survey 2015 14. SNL Financial based on FDIC data as of 1Q16 15. Thomson Reuters as of June 2016 YTD 16. Euromoney 2016 rankings 17. The Asset, June 2016 Notes 17

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2015, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 18